EXHIBIT 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT

May 11, 2023
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”) is entered into by and between LINICO CORPORATION, a Nevada corporation, and/or its affiliates or assignees (“Seller”), and AMERICAN BATTERY TECHNOLOGY COMPANY, a Nevada corporation, and/or its affiliates or assignees (“Purchaser”). Purchaser and Seller each may be hereinafter referred to as a “Party” and together as the “Parties.”
RECITALS
A.Reference is made to that certain SECOND AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT, dated as of April 21, 2023 (the “Purchase Agreement”), by and between the Parties.
B.The Purchase Agreement provides for the purchase and sale of 100% of the outstanding limited-liability company membership interests (the “Target Membership”) of AQUA METALS TRANSFER, LLC, a Nevada limited liability company (the “Target”), that will own certain property in McCarran, Nevada, commonly known as 2500 Peru Drive, and more specifically defined as the “Premises” in the Purchase Agreement.
C.Pursuant to the Purchase Agreement, Seller agreed to sell the Premises and Purchaser agreed to purchase the Premises, in exchange for the purchase price of $21,000,000 (the “Purchase Price”).
D.Pursuant to Section 2.01 of the Purchase Agreement, Purchaser agreed to deliver to Seller or Comstock Inc., a Nevada corporation (“Comstock”), a non-refundable and irrevocable cash payment of $3,000,000 (the “Third Deposit”) on or prior to May 12, 2023.
E.Pursuant to Section 2.01 of the Purchase Agreement, the closing (the “Closing”) of the acquisition of the Target Membership shall occur on or before May 31, 2023.
F.Pursuant to Section 2.01 of the Purchase Agreement, if the Closing occurs later than May 31, 2023, the Purchaser shall pay an additional non-refundable payment of $250,000 in cash (the “June Extension Fee”) to the Seller on or prior to May 31, 2023.
G.Pursuant to Section 7.01(a)(iv) of the Purchase Agreement, if the Closing does not occur prior to the Closing Deadline, Seller may terminate the Purchase Agreement.
H.The Parties wish to modify and clarify the manner in which the Third Deposit is paid (the “Modification”) and in consideration thereof, the Parties hereby agree to (i) an additional, non-refundable and irrevocable delivery of 1,000,000 restricted common shares issued by Purchaser to Seller (the “Modification Shares”) and (ii) the Purchaser’s payment of the June Extension Fee.
I.Purchaser intends to execute a credit agreement, by and between American Battery Technology Company and Mercuria Investments US, Inc. (the “Metals Contract”).
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In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
1.The above recitals are hereby incorporated into this Amendment as if fully set forth herein.
2.Paragraph 2.01(c) of the Purchase Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:
“Purchaser will deliver the Second Deposit to Comstock on or before April 21, 2023 and Purchaser will deliver $1,000,000 of the Third Deposit to Comstock on or before May 12, 2023, and the remaining $2,000,000 of the Third Deposit on the earlier of May 26, 2023 or within 48 hours of the receipt of funds from the closing of the Metals Contract.”
3.Purchaser shall deliver the Modification Shares to Comstock on the date of the signing of this Amendment, and the Modification Shares shall not amend Purchaser’s Shortfall obligations contemplated by Section 2.01(k) of the Purchase Agreement.
4.Purchaser shall deliver the June Extension Fee on the earlier of May 26, 2023 or within 48 hours of the closing of the Metals Contract.
5.Purchaser represents, warrants, covenants and agrees that the Modification Shares being offered, issued and sold will be registered under the Securities Act of 1933, as amended, and freely transferable by Seller (or Comstock, as the case may be) without any restrictive legend or limitation on volume or manner of sale. The Shares shall be deposited with a transfer agent, as identified in writing by the Purchaser.
6.In order to accomplish Seller’s obligations set forth in the foregoing paragraph, and in connection with and pursuant to Section 2.01(e) of the Purchase Agreement, Purchaser will cause a registration statement on Form S-3 for the resale of the Modification Shares and the Shares (as defined in the Purchase Agreement) by Comstock to be filed with the U.S. Securities and Exchange Commission (the “SEC”) as soon as contractually and lawfully permissible but no later than May 15, 2023.
7.This Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument. Counterpart signature pages may be delivered by fax or e-mail.
8.Except as amended herein, the Purchase Agreement is hereby ratified and shall remain in full force and effect.

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PURCHASER:
AMERICAN BATTERY TECHNOLOGY COMPANY

By: /s/ Ryan Melsert
Name:
Title:

SELLER:
LINICO CORPORATION

By: /s/ Corrado DeGasperis
Name:
Title:
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